UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2011

CATALYST HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31014	52-2181356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Farm Boulevard Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 548-2900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Definitive Material Agreement.

On April 7, 2011, Catalyst Health Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named therein (the “Underwriters”), for whom Goldman, Sachs & Co. acted as representative, pursuant to which the Company and one of its stockholders, Principal Holding Company, LLC, a subsidiary of Principal Financial Group, Inc. (“Principal”), agreed to sell 5,500,000 shares of the Company’s common stock, par value $0.01 per share, of which 4,500,000 shares will be sold by the Company and 1,000,000 shares will be sold by Principal (together, the “Shares”). Additionally, the Underwriters were granted a 30-day option to purchase up to an additional 825,000 shares of the Company’s common stock from Principal (the “Optional Shares”). On April 8, 2011, the Underwriters elected to purchase the 825,000 Optional Shares, to be delivered on April 13, 2011. The Shares and Optional Shares were offered and sold pursuant to a prospectus supplement, dated April 7, 2011 and related prospectus, dated April 4, 2011, each filed with the Securities and Exchange Commission, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-173281). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On April 7, 2011, the Company issued a press release. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 7, 2011, by and among Catalyst Health Solutions, Inc. and Goldman, Sachs & Co. as representative of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP, dated April 7, 2011, as to the legality of the common stock, par value $0.01 per share.

99.1	Press Release, dated April 7, 2011, issued by Catalyst Health Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST HEALTH SOLUTIONS, INC.

Date: April 11, 2011	By:	/s/ Bruce F. Metge
		Name:	Bruce F. Metge
		Title:	General Counsel and Corporate Secretary